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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported)
                                NOVEMBER 9, 1999



                          ReDOX TECHNOLOGY CORPORATION
                          (Formerly DCUSA Corporation)
             (Exact name of registrant as specified in its charter)




          Delaware                    33-22142                    55-0681106
          --------                    --------                    ----------
 (State of Jurisdiction of          (File Number)       (Federal Identification Number)
incorporation or organization)





                 340 North Sam Houston Parkway East, Suite #250
                               Houston, Texas 77060

                               --------------------

    (Address of principal Executive Offices and principal place of business)




                                 (281) 445-0020
              (Registrant's telephone number, including area code)
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                                 ITEMS REPORTED



ITEM 5.  OTHER EVENTS

         A press release regarding further information on the India Project was sent by facsimile transmission to various businesses and general news wire services (10/21/99).

         A press release regarding credentials of the India COO was sent by facsimile transmission to various businesses and general news wire services (10/26/99).

         A press release regarding the finalization agreements of the India Project was sent by facsimile transmission to various businesses and general news wire services (11/04/99).

         (See Exhibit 99.1)

ITEM 7.  FINANCIALS AND EXHIBITS

         (C) Exhibits

                 99.1 Press Release from ReDOX Technology Corporation
                    (10/21/99).

                 99.1 Press Release from ReDOX Technology Corporation
                    (10/26/99).

                 99.1 Press Release from ReDOX Technology Corporation
                    (11/04/99).
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                                   SIGNATURES



Pursuant of the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ReDOX TECHNOLOGY CORPORATION
                                              (Registrant)



DATE:    November 10, 1999                    by:   /s/ Richard A. Szymanski
       --------------------                        -----------------------------
                                              Richard A. Szymanski
                                              President/Director
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                               INDEX TO EXHIBITS



  Exhibit Number              Description
  --------------              -----------
       99.1                   Press Release from REDOX Technology Corporation.

       99.2                   Press Release from REDOX Technology Corporation.

       99.3                   Press Release from REDOX Technology Corporation.